UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of report: January 24, 2005

                           THERAGENICS CORPORATION(R)

               (Exact name of registrant as specified in charter)

              Delaware                  000-15443           58-1528626
      (State of incorporation)  (Commission File Number)   (IRS Employer
                                                         Identification No.)

                           5203 Bristol Industrial Way
                              Buford, Georgia 30518
               (Address of principal executive offices / Zip Code)

                                 (770) 271-0233

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 7.01.         Regulation FD Disclosure.


     On January 21, 2005, Theragenics Corporation(R) issued a press release regarding its financial results for the quarter ended December 31, 2004. Following the issuance of this press release, the Company hosted a conference call in which its financial results for the period ended December 31, 2004 were discussed. During the question and answer portion of the conference call, in response to a question, the company's management referred to four straight quarters of increased units sold.

     The following is intended to clarify and provide further information on the statement regarding unit sales, and supplements and supersedes any unclear information provided in the January 21, 2005 investor conference call. The Company's direct unit sales [as opposed to total unit sales] have increased for four consecutive quarters.

     The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Theragenics Corporation(R)

                                          (Registrant)

                                     Dated: January 24, 2005

                                     By: /s/ M. Christine Jacobs
                                         -----------------------
                                             M. Christine Jacobs
                                          Chief Executive Officer